UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): January 10, 2006

Commission File Number	Exact name of registrant as specified in its charter, state of incorporation, address of principal executive offices, and telephone number	I.R.S. Employer Identification Number
1-15929		56-2155481
PROGRESS ENERGY, INC.
410 S. Wilmington Street
Raleigh, North Carolina 27601-1748
Telephone: (919) 546-6111
State of Incorporation: North Carolina
None

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS
     (a) UNDERWRITING AGREEMENT. The Registrant has entered into an Underwriting Agreement, dated January 10, 2006, by and between the Registrant and Banc of America Securities LLC and Citigroup Global Markets Inc., as representative of the several underwriters, in connection with the offering of $300,000,000 aggregate principal amount of the Registrant’s 5.625% Senior Notes due 2016 and $100,000,000 aggregate principal amount of the Registrant’s Series A Floating Rate Senior Notes due 2010 (collectively, the “Notes”), registered with the Securities and Exchange Commission on Form S-3 (Registration Statement No. 333-81278). A copy of the Underwriting Agreement is filed as Exhibit 1 to this Form 8-K.
     (b) INDENTURE. The Registrant previously entered into an Indenture (For Debt Securities), dated February 15, 2001, between the Registrant and J.P. Morgan Trust Company, National Association, as successor Trustee, and has entered into two Officer’s Certificates (each relating to one of the two series of the Notes identified above), each dated January 13, 2006, in connection with the offering of the Notes. The Indenture (For Debt Securities) and the two Officer’s Certificates are filed as Exhibits 4(a), 4(b), and 4(c), respectively, to this Form 8-K.
     (c) CALCULATION AGENCY AGREEMENT. The Registrant has entered into a Calculation Agency Agreement, dated as of January 13, 2006, with J.P. Morgan Trust Company, National Association, as Calculation Agent, in connection with the offering of the Series A Floating Rate Senior Notes due 2010. A copy of the Calculation Agency Agreement is filed as Exhibit 4(d) to this Form 8-K.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
     (d) EXHIBITS.

1		Underwriting Agreement, dated January 10, 2006, by and between the Registrant and Banc of America Securities LLC and Citigroup Global Markets Inc., as representative of the several underwriters.

4	(a)	Indenture (For Debt Securities), dated February 15, 2001, between the Registrant and J.P. Morgan Trust Company, National Association, as successor Trustee, is hereby incorporated by reference (filed as Exhibit 4(a), Form 8-K, filed February 27, 2001, File No. 1-15929).

4	(b)	Officer’s Certificate (relating to the 5.625% Senior Notes due 2016), dated January 13, 2006.

4	(c)	Officer’s Certificate (relating to the Series A Floating Rate Senior Notes due 2010), dated January 13, 2006.

4	(d)	Calculation Agency Agreement, dated as of January 13, 2006, with J.P. Morgan Trust Company, National Association, as Calculation Agent.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROGRESS ENERGY, INC. Registrant
By:	/s/ Peter M. Scott, III
Peter M. Scott, III
Executive Vice President and Chief Financial Officer

Date: January 13, 2006

EXHIBIT INDEX

1		Underwriting Agreement, dated January 10, 2006, by and between the Registrant and Banc of America Securities LLC and Citigroup Global Markets Inc., as representative of the several underwriters.

4	(a)	Indenture (For Debt Securities), dated February 15, 2001, between the Registrant and J.P. Morgan Trust Company, National Association, as successor Trustee, is hereby incorporated by reference (filed as Exhibit 4(a), Form 8-K, filed February 27, 2001, File No. 1-15929).

4	(b)	Officer’s Certificate (relating to the 5.625% Senior Notes due 2016), dated January 13, 2006.

4	(c)	Officer’s Certificate (relating to the Series A Floating Rate Senior Notes due 2010), dated January 13, 2006.

4	(d)	Calculation Agency Agreement, dated as of January 13, 2006, with J.P. Morgan Trust Company, National Association, as Calculation Agent.

4